Exhibit 32.1

CERTIFICATION

I, Ramesh Srinivasan, President, Chief Executive Officer and Director of Agilysys, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Annual Report on Form 10-K of the Company for the annual period ended March 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 2, 2017

By:	/s/ Ramesh Srinivasan
Ramesh Srinivasan
President, Chief Executive Officer and Director